UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 14, 2006

DURAVEST, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-27489	65-0924320
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

101 N. Wacker Drive, Suite 2006, Chicago, IL 60606
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (312) 525-8160

____________________________________________
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pro-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. - Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant

On June 14, 2006, we engaged Blackman Kallick Bartelstein, LLP ("BK") as our new independent auditing firm. Prior to the engagement of BK, we did not consult with such firm regarding the application of accounting principles to a specific or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. We also did not consult with BK regarding the type of audit opinion which might be rendered on our financial statements and no oral or written report was provided by BK.

On June 15, 2006, we issued a press release relating to these events. A copy of that press release is being filed as an exhibit hereto.

Section 9. - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibits

12(a)	Press Release dated June 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURAVEST, INC.

Dated: June 15, 2006	By:	/s/ Dr. Ogan Gurel
Dr. Ogan Gurel, President and Chief
Executive, Officer and a Director